EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the db X-trackers Harvest China Fund (now, the db X-trackers Harvest CSI 300 China A-Shares Fund), a separate series of DBX ETF Trust, in interactive data format.